SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ---------------

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                              ---------------

              Date of Report (Date of Earliest Event Reported)
                              October 15, 2001


                         UNION PACIFIC CORPORATION
                         --------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Utah                         1-6075                        13-2626465
    ----                         ------                        ----------
(State or Other           (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)


1416 Dodge Street, Omaha, Nebraska                          68179
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(Address of Principal Executive Offices)                  (Zip Code)


                               (402) 271-5777
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On October 15, 2001, Motor Cargo Industries, Inc., a Utah corporation ("Motor Cargo"), Union Pacific Corporation, a Utah corporation ("Union Pacific"), and Motor Merger Co., a Utah corporation and wholly-owned subsidiary of Union Pacific ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Agreement"). Pursuant to the terms of the Agreement, Union Pacific will offer to exchange for each share of common stock, no par value, of Motor Cargo ("Motor Cargo Stock"), at the election of the holder, either 0.26 of a share of common stock, par value $2.50 per share, of Union Pacific ("Union Pacific Stock") or $12.10 in cash. Pursuant to the terms of the Shareholder Agreements, dated as of October 15, 2001, Messrs. Harold P. Tate and Marvin L. Friedland, who collectively own approximately 62.5% of the outstanding shares of Motor Cargo Stock, have agreed to tender their shares in the exchange offer. After the consummation of the exchange offer, Motor Cargo will be merged with and into Merger Sub. Holders of Motor Cargo Stock who do not elect to tender their shares in the exchange offer will receive $12.10 per share upon consummation of the merger. Motor Cargo and Union Pacific issued a joint press release on October 15, 2001 announcing the Agreement. A copy of the press release, the Agreement and the Shareholder Agreements are attached hereto as exhibits and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.



   Exhibit No.           Document Description

       2.1 Agreement and Plan of Merger, dated as of October 15, 2001, by and among Motor Cargo Industries, Inc., Union Pacific Corporation and Motor Merger Co.
       99.1 Joint Union Pacific Corporation and Motor Cargo Industries, Inc. Press Release dated October 15, 2001.
       99.2 Shareholder Agreement, dated as of October 15, 2001, between Union Pacific Corporation and Mr. Harold R. Tate.
       99.3 Shareholder Agreement, dated as of October 15, 2001, entered into between Union Pacific Corporation and Mr. Marvin L. Friedland.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 16, 2001
                                 UNION PACIFIC CORPORATION


                                 By: /s/ James R. Young
                                    ------------------------------------------
                                 Name:    James R. Young
                                 Title:   Executive Vice President - Finance



                               EXHIBIT INDEX


   Exhibit No.               Document Description

       2.1 Agreement and Plan of Merger, dated as of October 15, 2001, by and among Motor Cargo Industries, Inc., Union Pacific Corporation and Motor Merger Co.

       99.1       Joint Union Pacific Corporation and Motor Cargo
                  Industries, Inc. Press Release dated October 15, 2001.

       99.2 Shareholder Agreement, dated as of October 15, 2001, between Union Pacific Corporation and Mr. Harold R. Tate.

       99.3 Shareholder Agreement, dated as of October 15, 2001, entered into between Union Pacific Corporation and Mr. Marvin L. Friedland.